Acquisitions	6 Months Ended
Jun. 30, 2020
Business Combinations [Abstract]
Acquisitions
5.	Acquisitions

On April 1, 2020, we completed the Merger, as described in Note 1. In accordance with the terms of the Merger Agreement, all of the capital stock of fuboTV Pre-Merger was converted, at a stock exchange ratio of 1.82, into the right to receive 32,324,362 shares of Series AA Convertible Preferred Stock, a newly-created class of our Preferred Stock. Pursuant to the Series AA Certificate of Designation, each share of Series AA Convertible Preferred Stock is convertible into two shares of the Company’s common stock only in connection with the sale of such shares on an arms’-length basis either pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act or pursuant to an effective registration statement under the Securities Act. As of June 30, 2020, 27,412,393 shares of Series AA Convertible Preferred Stock were issued. In addition, each outstanding option to purchase shares of common stock of fuboTV Pre-Merger was assumed by FaceBank Pre-Merger and converted into options to acquire FaceBank Pre-Merger’s common stock at a stock exchange ratio of 3.64. In addition, in accordance with the terms of the Merger Agreement, the Company assumed 8,051,098 stock options issued and outstanding under the fuboTV Pre-Merger’s 2015 Equity Incentive Plan (the “2015 Plan”) with a weighted-average exercise price of $1.32 per share. From and after the Effective Time, such options may be exercised for shares of the Company’s common stock under the terms of the 2015 Plan.

The preliminary purchase price for the merger was determined to be $566.1 million, which consists of (i) $530.1 million market value ($8.20 per share stock price of the Company as of April 1, 2020) of 64.6 million common shares, (ii) $36.0 million related to the fair value of outstanding options vested prior to the Merger and (iii) $10.0 million related to the effective settlement of a preexisting loan receivable from fuboTV Pre-Merger. No gain or loss was recognized on the settlement as the loan was effectively settled at the recorded amount. Transaction costs of $0.9 million were expensed as incurred.

The Company accounted for the Merger as a business combination under the acquisition method of accounting. FaceBank Pre-Merger was determined to be the accounting acquirer based upon the terms of the Merger Agreement and other factors including: (i) FaceBank Pre-Merger’s stockholders own approximately 57% of the voting common shares of the combined company immediately following the closing of the Acquisition (54% assuming the exercise of all vested stock options as of the closing of the transaction) and (ii) directors appointed by FaceBank Pre-Merger will hold a majority of board seats in the combined company.

The following table presents a preliminary allocation of the purchase price to the net assets acquired, inclusive of intangible assets, with the excess fair value recorded to goodwill. The goodwill, which is not deductible for tax purposes, is attributable to the assembled workforce of fuboTV Pre-Merger, planned growth in new markets, and synergies expected to be achieved from the combined operations of FaceBank Pre-Merger and fuboTV Pre-Merger. The goodwill established will be included within a new fuboTV reporting unit. These estimates are provisional in nature and adjustments may be recorded in future periods as appraisals and other valuation reviews are finalized. Any necessary adjustments will be finalized within one year from the date of acquisition (in thousands).

Fair Value

Assets acquired:
Cash and cash equivalents	$8,040
Accounts receivable	5,831
Prepaid expenses and other current assets	976
Property & equipment	2,042
Restricted cash	1,333
Other noncurrent assets	397
Operating leases - right-of-use assets	5,395
Intangible assets	243,612
Goodwill	562,908

Total assets acquired	$830,534

Liabilities assumed
Accounts payable	$51,687
Accounts payable – due to related parties	14,811
Accrued expenses and other current liabilities	50,249
Accrued expenses and other current liabilities – due to related parties	34,109
Long term borrowings - current portion	5,625
Operating lease liabilities	5,395
Deferred revenue	8,809
Long-term debt, net of issuance costs	18,125
Deferred tax liabilities	65,613

Total liabilities assumed	$254,423

Net assets acquired	$576,111

The fair values of the intangible assets acquired were determined using the income and cost approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent Level 3 measurements as defined in ASC 820. The relief from royalty method was used to value the software and technology and tradenames. The relief from royalty method is an application of the income method and estimates fair value for an asset based on the expected cost to license a similar asset from a third-party. Projected cash flows are discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for customer relationships. The cost to replace a given asset reflects the estimated reproduction or replacement cost for these customer related assets. The estimated useful lives and fair value of the intangible assets acquired are as follows (in thousands):

	Estimated Useful Life (in Years)	Fair Value

Software and technology	9	$181,737
Customer relationships	2	23,678
Tradenames	9	38,197

Total		$243,612

The deferred tax liabilities represent the deferred tax impact associated with the differences in book and tax basis, including incremental differences created from the preliminary purchase price allocation and acquired net operating losses. Deferred taxes associated with estimated fair value adjustments reflect an estimated blended federal and state tax rate, net of tax effects on state valuation allowances. For balance sheet purposes, where U.S. tax rates were used, rates were based on recently enacted U.S. tax law. The effective tax rate of the combined company could be significantly different (either higher or lower) depending on post-merger activities, including cash needs, the geographical mix of income, and changes in tax law. This determination is preliminary and subject to change based upon the final determination of the fair value of the acquired assets and assumed liabilities of fuboTV Pre-Merger.

For the three month period ended June 30, 2020, our condensed consolidated statement of operations included $67.3 million of revenues and a $67.3 million operating loss, which included $9.1 million of intangible asset amortization, from the acquisition of fuboTV Pre-Merger. Net loss attributable to common stockholders for the six months ended June 30, 2020 reflects $10.1 million of interest expense associated with a short-term loan issued in connection with the Merger. The following unaudited pro forma consolidated results of operations assume that the acquisition of fuboTV Pre-Merger was completed as of January 1, 2019 (in thousands, except per share data).

	Six months ended June 30
	2020	2019

Total revenues	102,514	62,680
Net loss attributable to common stockholders	(164,521)	(81,828)
Basic and diluted net loss per share attributable to common stockholders	(1.96)	(0.99)

Pro forma data may not be indicative of the results that would have been obtained had these events occurred at the beginning of the periods presented, nor is it intended to be a projection of future results.